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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, David L. Gamsey, Chief Financial Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. ss 1350 as adopted by ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended March 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2002

                                         /s/ David L. Gamsey
                                         ----------------------------------
                                         David L. Gamsey
                                         Senior Vice President,
                                         Chief Financial Officer and
                                         Secretary